Lord Abbett Developing Growth Fund


                       SEMI-ANNUAL REPORT FOR THE SIX MONTHS ENDED JULY 31, 1999


                                                               [GRAPHIC OMITTED]


                      A portfolio of small companies with large growth potential

                                     [LOGO]

Lord Abbett Developing Growth Fund

A TRADITION OF
PERFORMANCE

"Lord Abbett Developing Growth Fund is more constant and more compelling than most of its peers . . . it has suffered less volatility than most of its peers over the past three years, thanks in large part to McGruder's value consciousness."
                                                      Morningstar, July 21, 1999
--------------------------------------------------------------------------------
Do Small-Cap Stocks Have
a Place in Your Portfolio?

Just as there are different types of investors with unique goals, strategies and time horizons there are different types of securities to help them pursue their objectives. Look at equities: stocks of large-cap companies (market capitalizations in excess of $5 billion) behave differently than stocks of small-cap companies (market capitalizations of $1 billion or less). Year-to-year volatility is higher for small-cap stocks, but, as the chart below illustrates, small company stocks have provided double-digit average annual returns during each of the last six decades.

Average Annual Returns During Each Decade (1)

[GRAPHIC OMITTED]


Lord Abbett Developing Growth Fund invests in stocks of small, developing companies. These stocks offer unusual growth potential and, not surprisingly, entail more investor risk. However, when used as part of a diversified portfolio, small-cap stocks may provide investors with added growth potential to help them achieve their goals.
--------------------------------------------------------------------------------
Average Annual
Total Returns

The average annual rates of total return, computed using the SEC-required formula and reflecting the deduction of the Class A share maximum sales charge of 5.75% for the periods ended 6/30/99, were:

[GRAPIC OMITTED]

Past performance is not an indication of future results. The investment return and principal value of an investment will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

(1) Used with permission. (C) 1999 Ibbotson Associates, Inc. All rights reserved. (Certain portions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.) This chart does not represent past or future performance of Lord Abbett Developing Growth Fund.

Report to Shareholders
For the Six Months Ended July 31, 1999

[PHOTO]

[GRAPHIC OMITTED]

Robert S. Dow
Chairman

August 13, 1999

"We continue to concentrate on careful bottom-up stock selection, based on fundamental research, selecting companies that we believe will offer our investors superior, long-term performance regardless of industry-specific problems or economic trends."

Lord Abbett Developing Growth Fund completed the first half of its fiscal year on July 31, 1999, with net assets of $2. 0 billion. Below is an overview of class-specific data for the period.


                                                       Six Months Ended 7/31/99
                       ---------------------------------------------------------
                       Class A     Class B     Class C   Class P       Class Y
Net asset value        $16.96      $16. 62     $16.63    $16.88        $17.04
Capital gains          $0.32       $0. 32      $0.32     $0.32         $0.32
Total return*           6.60%       6.27%       6.20%     6.50%         6.77%


The first half of 1999 was a challenge for most small-cap investors. Early in the year small-cap stocks came under pressure as a number of companies in the sector posted earnings shortfalls. These disappointments negatively affected investor sentiment toward small-caps and, despite fundamental strength on the part of specific companies, stock prices generally remained undervalued for the small-cap segment of the market. This environment, however, created an opportunity for the Fund to purchase select companies at what we believed to be very attractive prices.


Increased merger and acquisition activity later in the period also benefited the Fund. Many larger companies sought to capture the fundamental value available in smaller out-of-favor companies, contributing to a bounce back of small-cap stocks. The technology and healthcare sectors, where we hold a number of positions, were particularly affected by M&A activity and this helped the portfolio to perform well.


Despite the recent uncertainty affecting the small-cap market, our strategy and philosophy remain constant. We continue to concentrate on careful bottom-up stock selection, based on fundamental research, selecting companies that we believe will offer our investors superior, long-term performance regardless of industry-specific problems or economic trends.


Thank you for your continued confidence in Lord Abbett Developing Growth Fund. We look forward to maintaining our relationship with you in the coming years and to helping you achieve your financial goals.


IMPORTANT NOTE: In order to maintain the integrity of our investment strategy, the Developing Growth Fund will close to new investors on 9/30/99. However, existing shareholders of Class A, B and C shares may continue to invest in the Fund.


No investor may place an order for more than $10 million dollars. Please see prospectus supplement for more information.


* Total return, which is not annualized, is the percent change in net asset value, assuming the reinvestment of all distributions.

FOCUS ON. . . PERFORMANCE

The Benefits of Long-Term Investing

Lord Abbett Developing Growth Fund has enabled investors to participate in the growth potential of small company stocks. During the past 10 years, the Fund has significantly outperformed its benchmark, the Russell 2000 Index, (1) and the Russell 2000 Growth Index. (2)


Growth of a $10,000 Fund Investment: 7/31/89-7/31/99

[GRAPHIC OMITTED]

The Fund's results reflect a Class A share investment of $10, 000 at net asset value with dividends and capital gains reinvested. The Fund's results do not include the effect of sales charges. For performance at the Class A share maximum sales charge, see the inside front cover.


(1) The Russell 2000 Index measures small company stock market performance, does not reflect the deduction of fees or expenses, is unmanaged and is not available for direct investment.


(2) The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values, and does not reflect the deduction of fees or expenses, is unmanaged and is not available for direct investment.


The Fund Versus the Benchmarks

As shown below, over the last 3-and 5-year periods ended 7/31/99, Lord Abbett Developing Growth Fund consistently outperformed the Lipper Average of Small Cap Funds (a benchmark consisting of funds that invest primarily in companies with market capitalizations less than $1 billion) . (3) Furthermore, over these periods, the Fund outpaced the Russell 2000 Index, an unmanaged index that measures small company stock market performance. (4) While historically long-term investors in small company stocks have been rewarded with strong returns (see charts on inside front cover) , there is no assurance of the Fund's future performance or that this pattern will continue.


Impressive Total Returns

[GRAPHIC OMITTED]

The Fund's total returns represent the percent change in net asset value for Class A shares over the 3-and 5-year periods ended 7/31/99 and reflect the reinvestment of all distributions. The Fund's results do not include the effect of sales charges. For performance at the Class A share maximum sales charge, see the inside front cover.


(3) Lipper, Inc. tracks and reports the performance of mutual funds based on total returns (i.e., changes in net asset value, including reinvestment of distributions).

(4) The Russell 2000 Index does not reflect the deduction of fees or expenses and is not available for direct investment.

(5) The Russell 2000 Growth Index does not reflect the deduction of fees or expenses and is not available for direct investment.

FOCUS ON. . . SMALL, GROWING COMPANIES


The Fund seeks to invest in companies that have passed through their initial, formative years and are now in the developing growth phase, as illustrated in the graph below. These companies have not yet matured, nor have they settled into the slower growth rate of more established businesses. Because it is arithmetically easier to grow from a small base than a large one, developing growth companies may offer better opportunity for appreciation over the long term. However, the stock prices of these companies can fluctuate sharply. That's why Lord Abbett Developing Growth Fund makes sense for investors who want to participate in the aggressive growth potential of a diversified, actively managed small company stock portfolio.


The actual growth of a company cannot be foreseen, and it may be difficult to determine in which phase a company is presently situated. There is no fixed correlation between the business growth of a company and the market value of its stock. The illustration below is not a representation of the performance of the stocks in which the Fund invests.


Four Phases of Business Growth


[GRAPHIC OMITTED]

A PROGRAM OF REGULAR INVESTMENT CAN
HELP PROMOTE SMALL-CAP PEACE OF MIND


Investing even a small amount of money on a regular basis can help you build a substantial portfolio over the long term. While, historically, investment in small companies has provided investors with strong returns, you may be uncomfortable day-to-day with the higher level of price volatility associated with the small-cap market and, consequently, with professionally managed small-cap stock portfolios such as Lord Abbett Developing Growth Fund.


One solution: a systematic investment plan. Dollar cost averaging may help you better tolerate the ups and downs of the small-cap stock prices. In fact, dollar cost averaging may actually make market volatility work to your benefit. Using a systematic investment plan that involves a fixed-dollar amount each month, you buy more shares when the price is low and fewer shares when the price is high, thereby reducing the average share price over time as compared with a single purchase at the higher price.


Periodic investment plans do not always return a profit and do not protect against losses in a declining market. In addition, since periodic investment plans involve continuous investment in securities regardless of fluctuating price levels, investors should consider their financial ability to continue their purchases through periods of low price levels. For additional information regarding the benefits of a regular investment plan in Lord Abbett Developing Growth Fund, please contact the Lord Abbett Literature Department at 800-874-3733 and request item number LADG-6-1298 (3/99) .


Important Note: Lord Abbett Developing Growth Fund will close to new investors on 9/30/99 in order to protect the integrity of its investment strategy.


A Note About
Year 2000
Matters


As you may know, there has been extensive media coverage about possible problems that may arise as a result of uncertainties about the ability of computers to understand dates using the year 2000. Potentially, these problems could disrupt the services and systems that the Fund relies on in its daily operations.


As a general matter, we believe the financial industry has taken a leadership role addressing year 2000 (Y2K) issues and this should help to inspire confidence among concerned investors. More specifically, Lord Abbett, Lord Abbett Distributor LLC and the Fund's transfer agent, custodian and other providers of services critical to the Fund have been actively working on reviewing and replacing or updating computer systems and computer-to-computer interfaces, as needed. Each has completed or is in the process of testing new or revised systems and interfaces and generally expects that their systems, as well as those of their key external service providers, will be ready to handle Y2K without significant problems. Furthermore, the Fund has been routinely taking companies'Y2K preparations into account when considering or reviewing investments.


In summary, while the Y2K problem is unprecedented and we cannot completely eliminate the possibility that the Fund could be affected in some way, we are confident that all parties involved are taking appropriate steps to resolve Y2K concerns.

     Important Information

     Investments in common stocks are subject to market fluctuations, providing the potential for gain and the risk of loss. Lord Abbett Developing Growth Fund invests in the securities of small-cap companies. Small-cap companies typically have a higher risk of failure, and such companies' securities historically have experienced a greater degree of illiquidity and market volatility, than large-cap companies and their securities.

     Results quoted on the previous pages represent past performance and reflect appropriate Rule 12b-1 Plan expenses from commencement of the Plan. Tax consequences are not reflected. The Fund's current sales charge structure has changed from the past. The Russell 2000 is an unmanaged index that measures small company stock market performance and is widely followed by the investment community. Performance figures for the unmanaged Russell 2000 do not reflect deduction of transaction costs or management fees. An investor cannot invest directly in an index, such as the Russell 2000. The Fund issues additional classes of shares with distinct pricing options. For a full discussion of the differences in pricing alternatives, please call 800-874-3733 and ask for the Fund's current prospectus. If used as sales material after 9/30/99, this report must be accompanied by Lord Abbett's Performance Quarterly for the most recently completed calendar quarter.




                               Statement of Net Assets
                               July 31, 1999


                               Investments                                                                  Shares           Value
------------------------------------------------------------------------------------------------------------------------------------
Investments in Common Stocks 95.79%
------------------------------------------------------------------------------------------------------------------------------------
Aerospace 1.73%               *Orbital Sciences Corp., Dulles, VA-A space and information systems company that designs, manufactures, operates and markets a broad range of affordable space-technology products  and
                               satellite-based services                                                    1,320,350   $  33,833,969
-----------------------------------------------------------------------------------------------------------------------=============
Apparel and Textile 3.61%     *Cutter & Buck Inc., Seattle, WA-Designs and markets
                               upscale sportswear and outerwear                                              480,800       8,083,450

                              *Quiksilver, Inc., Costa Mesa, CA-Designs, arranges manufacture, and distributes casualwear, snowboardwear and swimwear for young men, boys and juniors under the Quiksilver label, and juniors swimwear
                               and sportswear under the Raisin label                                         936,720      23,300,910

                             #*Sirena Apparel Group Inc., South El Monte, CA-Designs,
                               manufactures and markets branded and private label swimwear
                               and resortwear for each principal segment of the women's market               330,000          20,625

                             +*Skechers USA Inc. Class A, Manhattan Beach, CA-Designs and markets branded contemporary  casual, active, rugged, and lifestyle footwear
                               for men, women and children                                                 1,000,000       6,812,500

                            +#*Tarrant Apparel Group, Los Angeles, CA-Designs,
                               merchandises and manufactures casual apparel                                  820,040      12,095,590

                             #*Tropical Sportswear International Corp., Tampa, FL-Produces
                               high quality casual and dress  men's apparel                                  740,000      12,857,500

                              *Vans Inc., Santa Fe Springs, CA-Designs, manufactures and distributes casual and active casual footwear and apparel,
                               performance footwear and snowboard boots and snowboarding outerwear            660,000      7,631,250

                               Total                                                                                      70,801,825
-----------------------------------------------------------------------------------------------------------------------=============
Business Services 9.13%       *-Aegis Communications Group, Dallas, TX-Provides inbound
                               and outbound contract  telemarketing services
                               to a variety of companies in various industries                             2,014,900       2,329,627

                              *Butler International Inc., Montvale, NJ-Provides skilled engineers
                               and technical personnel  on a contract basis in various industries            462,000       5,890,500

                             +*Caribiner International Inc., New York, NY-International producer
                               of meetings, events and training programs                                   1,095,000       6,296,250

                             +*CheckFree Holdings Corp., Norcross, GA-Provides electronic
                               commerce services, financial  application software and related products       238,200       7,041,787

                               G&K Services, Inc., Class A, Minneapolis, MN-A lessor of work
                               garments and related  textile products                                        145,780       7,740,000

                              *GIGA Information Group, Norwell, MA-Provides information,
                               analysis, and advice about  the information technology industry               260,000       1,300,000

                             +*Interliant Inc., Cambridge, MA-Manages web sites and provides
                               Internet services for businesses                                              100,000       1,925,000

                              *Iron Mountain Inc., Boston, MA-Records management company                     492,590      15,855,241

                              *Labor Ready, Inc., Tacoma, WA-Provides temporary workers to
                               the light industrial, construction,  and small business markets               507,900       8,729,533

                               Statement of Net Assets
                               July 31, 1999


                               Investments                                                                  Shares           Value
------------------------------------------------------------------------------------------------------------------------------------
                              #M/A/R/C Inc., Irving, TX-Offers market research, database marketing and counseling services for companies in the pharmaceutical,
                               retailing, telecommunications and financial services markets                  419,540   $   6,083,330

                              *Navigant Consulting, Inc., Chicago, IL-A global management consulting
                               company serving  energy-based and other regulated industries                  560,200      23,555,950

                              *Nielsen Media Research Inc., New York, NY-Provides television
                               audience measurement and  related services in the U.S. and Canada             800,000      26,000,000

                              *NFO Worldwide Inc., Greenwich, CT-Provides custom and
                               syndicated marketing  information services                                    774,500      11,617,500

                              *Pegasus Systems Inc., Dallas, TX-Provides global electronic
                               commerce and transaction  processing solutions                                501,310      16,919,212

                            +#*Professional Staff plc ADR, London, U.K.-An international
                               staffing company specializing in  high-level medical placement                340,000       2,061,250

                              *Strategic Distribution Inc., Bensalem, PA-Provides proprietary industrial supply procurement  solutions
                               to industrial sites, primarily through its In-Plant Store program           1,348,500       2,865,562

                              *SOS Staffing Services Inc., Salt Lake City, UT-Offers a full
                               range of staffing services through  its 87 offices nationwide                 192,670       1,047,643

                              *Sykes Enterprises Inc., Tampa, FL-Provides information
                               technology outsourcing services                                               300,000       8,418,750

                              *TeleTech Holdings Inc., Denver, CO-Provides customer
                               care management solutions to  Fortune 500 and international companies       1,689,000      20,373,562

                             +*Workflow Management Inc., Palm Beach, FL-Provides documents,
                               envelopes, and commercial  printing to businesses                             200,000       2,862,500

                               Total                                                                                     178,913,197
-----------------------------------------------------------------------------------------------------------------------=============
Capital Goods 1.11%           *Coherent Inc., Santa Clara, CA-Designs, manufactures,
                               and sells lasers, laser systems, precision optics and related accessories      33,700         612,919

                              *Dionex Corp., Sunnyvale, CA-A manufacturer of analytical instruments           80,000       3,455,000

                              *Flow International Corp., Kent, WA-Designs, manufactures and sells ultra-high-pressure  waterjets for cutting metallic and non-metallic
                               materials                                                                     598,070       6,092,838

                               Helix Technology Corp., Mansfield, MA-Designs, manufactures and services products based  on cryogenic (ultra-low temperatures)
                               and vacuum technologies                                                       100,000       2,675,000

                               JLG Industries, Inc., McConnellsburg, PA-A leading manufacturer
                               of self-propelled aerial  work platforms                                      307,120       6,123,205

                              *Park-Ohio Holdings Corp., Cleveland, OH-Manufactures plastic containers for food products  and industrial products for the airline,
                                automotive, rail and trucking industries                                     172,400       2,866,150

                               Total                                                                                      21,825,112
-----------------------------------------------------------------------------------------------------------------------=============

Communication Services 4.10%  *Boston Communications Group Inc., Woburn, MA-Develops,
                               markets, and provides specialized  roaming services, teleservices,
                               and prepaid wireless services to the wireless telephone industry              805,500       7,450,875

                              *Clearnet Communications Inc., Scarborough, Canada-A wireless
                               communications company                                                        527,400       9,097,650
                              *GST Telecommunications Inc., Vancouver, WA-Offers long distance,
                               Internet, data  transmission, private line, and local dial tone services      800,000      12,000,000

                              *Medialink Worldwide Inc., New York, NY-Provides video
                               and audio production and satellite distribution services                      125,000       1,890,625

                             +*Salem Communications Corp. Class A, Camarillo, CA-A radio
                               broadcasting company                                                           26,000         728,000

                              *SBA Communications Corp., Boca Raton, FL-Owns and operates wireless
                               communications  infrastructure                                                950,000      10,568,750

                              +TALK.com Inc., Reston, VA-A nationwide provider of telecommunications services to more than  215,000 small- and medium-sized
                               businesses in the U.S.                                                      1,164,600      12,373,875

                             +*World Access Inc., Atlanta, GA-Provides wholesale international
                               long distance services                                                        650,000      10,359,375

                              *Xircom Inc., Thousand Oaks, CA-Develops, manufactures,
                               sells and supports communications  solutions                                  502,230      16,039,971

                               Total                                                                                      80,509,121
-----------------------------------------------------------------------------------------------------------------------=============

Computer Services 7.17%      +*AnswerThink Consulting Group Inc., Miami, FL-Provides
                               integrated consulting and technology enabled solutions                        278,500       5,517,781

                              *AlphaNet Solutions, Inc., Cedar Knolls, NJ-Provides
                               information technology products, services and support                         124,500         513,563

                             #*BrightStar Information Technology Group Inc.,
                               Pleasanton, CA-Provides implementation of  enterprise
                               resource planning (ERP) software systems and enterprise-wide business and technology  solutions to
                               Fortune 1000 companies and other large organizations                          770,000       3,224,375

                               Statement of Net Assets
                               July 31, 1999


                               Investments                                                                  Shares           Value
------------------------------------------------------------------------------------------------------------------------------------

                              *Cambridge Technology Partners Inc., Cambridge, MA-Provides
                               management consulting and  systems integration                                900,000   $  15,412,500

                             +*Ciber Inc., Englewood, CO-Provides management
                               consulting for business solutions                                             600,000      10,500,000

                              *Cognicase Inc., Montreal, Canada-Provides
                               automated software maintenance solutions that
                               enable organizations to convert their computer
                               systems; developed "Congi-2000," a Year 2000
                               conversion software product                                                   305,000       4,536,875

                              *Computer Horizons Corp., Mountain Lakes, NJ-A leading
                               provider of information  technology solutions                                 500,000       6,343,750

                              *Diamond Technology Partners, Inc., Chicago, IL-Develops digital
                               strategies which leverage  information technology                             315,700       7,892,500

                              *IMRglobal Corp., Clearwater, FL-A leading provider of
                               application software outsourcing and  Year 2000 services worldwide          1,455,070      24,918,073

                             +*IXL Enterprises Inc., Atlanta, GA-Provides Internet
                               strategy consulting and solutions                                             150,000       4,462,500

                              *Mastech Corporation, Oakdale, PA-Provides information technology
                               services worldwide                                                            538,410       9,085,669

                              *National Information Consortium, Inc., Overland Park,
                               KS-Provides Internet-based electronic  government solutions                   200,000       3,275,000

                              *Proxicom Inc., Reston, VA-Provides Internet
                               solutions to Global 1000 companies                                            225,000       7,818,750

                             +*Rare Medium Group Inc., New York, NY-Provides Internet
                               and e-commerce business solutions                                             200,000       2,062,500

                              *Renaissance Worldwide Inc., Newton, MA-Provides integrated
                               business and technology  consulting services                                  900,000       5,962,500

                              *SCB Computer Technology Inc., Memphis, TN-Provides
                               information technology management  and technical services                     841,460       4,312,482

                             +*USWeb Corp., Santa Clara, CA-Provides Intranet,
                               Extranet, and Web site solutions and services  to medium-sized
                               and large companies                                                           750,940      15,722,806

                              *Viant Corp., Boston, MA-Designs and develops Internet strategy solutions       45,000       1,470,938

                             +*Xceed Inc., New York, NY-An integrated marketing and communications company   400,000       7,525,000

                               Total                                                                                     140,557,562
-----------------------------------------------------------------------------------------------------------------------=============
Computer Software 8.49%       *@plan.Inc., Stamford, CT-Provides market research decision
                               support and planning system                                                    40,000         620,000

                             +*Activision Inc., Santa Monica, CA-Publishes and distributes
                               CD-based and cartridge-based entertainment software                           675,550       9,246,591

                              *Best Software Inc., Reston, VA-A leading provider of asset, human resources and payroll  management
                               software solutions for middle-market businesses                               572,100       9,475,406

                             #*Caere Corp, Los Gatos, CA-A world leader in optical
                               character recognition technology and a  leading
                               developer of desktop forms processing and document management products        750,000       7,500,000

                              *Dendrite International Inc., Morristown, NJ-Supplies
                               sales force software products                                                 300,000      11,400,000

                              *Exchange Applications Inc., Boston, MA-Provides customer
                               optimization software and solutions                                           210,000       7,415,625

                              *Genesys Telecommunications Laboratories, Inc., San Francisco,
                               CA-Provides telecom- munications framework and a suite of applications        290,000       7,975,000

                              *Kronos Inc., Waltham, MA-Designs, develops, manufactures
                               and markets hardware and  software systems                                    126,000       6,095,250

                             #*Landmark Systems Corp., Vienna, VA-Manufactures
                               software products which allow corporate customers
                               to improve the performance of their computer
                               system and keep critical business applications working at peak efficiencies   995,000       7,835,625

                              *Mercury Interactive Corp., Sunnyvale, CA-A developer
                               and marketer of client/server testing  and quality assurance software         121,600       5,608,800

                              *Mobius Management Systems Inc., Rye, NY-Provides enterprise software products designed  to optimize the
                               storage, retrieval and presentation of large volumes of
                               transactional information                                                     300,000       1,725,000

                               National Computer System Inc., Eden Prairie, MN-Provides
                               software, services, and systems                                               304,000      10,412,000

                              *Phoenix Technologies Ltd., San Jose, CA-The world's
                               largest supplier of standards-based  compatibilty
                               software to the personal computer industry                                    734,000       9,083,250

                              *Primus Knowledge Solutions Inc., Seattle, WA-Provides web-based
                               problem resolution  software for customer support                             225,000       5,414,062

                             +*RAVISENT Technologies Inc., Malvern, PA-Designs,
                               develops, licenses, and markets modular  software solutions                   260,000       3,932,500

                              *Security First Technologies Corp., Atlanta, GA-An FDIC-insured financial institution that  executes traditional banking services
                               over the Internet                                                             743,540      25,930,957

                             +*Smallworldwide plc ADR, Cambridge, U.K.-Develops, markets and supports client/server  software for the spatial design,
                               engineering and management of complex physical networks                       264,000       1,881,000



                               Statement of Net Assets
                               July 31, 1999


                               Investments                                                                  Shares           Value
------------------------------------------------------------------------------------------------------------------------------------
                              *Take-Two Interactive Software, Inc., New York, NY-Develops,
                               markets, distributes and publishes interactive entertainment software games   300,000   $   2,381,250

                             +*THQ Inc., Calabasas, CA-Develops, publishes and distributes
                               interactive entertainment  software                                           440,000      12,347,500

                              *Transaction Systems Architects, Inc., Omaha, NE-Develops,
                               markets, and supports software  products for
                               global electronics funds transfer market                                      400,000      12,250,000

                              *Visio Corp., Seattle, WA-Supplies enterprise-wide business
                               diagramming and technical  drawing software                                   230,000       7,877,500

                               Total                                                                                     166,407,316
-----------------------------------------------------------------------------------------------------------------------=============

Consumer Products 2.93%       *Dreyer's Grand Ice Cream Inc., Oakland, CA-Ice cream
                               manufacturer and distributor                                                  232,400       4,401,075

                              *Horizon Organic Holding Corp., Longmont, CO-Produces,
                               processes, and markets a line of  organic dairy products                      428,520       5,302,935

                               Matthews International Corp., Class A, Pittsburgh, PA-A
                               leading designer, manufacturer and  marketer of
                               custom-made identification products                                           450,000      13,725,000

                               Northland Cranberries Inc., Class A, Wisconsin Rapids, WI-Grows
                               cranberries on its properties  in central
                               and northern Wisconsin and Massachusetts, and manufactures
                               and markets a branded  line of juice products                                 573,000       4,816,753

                             +*Rexall Sundown Inc., Boca Raton, FL-Develops, markets and sells vitamins, nutritional  supplements and
                               consumer health products                                                      150,000       1,865,625

                              *Smithfield Foods Inc., Norfolk, VA-A leading hog producer,
                               pork processor and fresh pork and  processed meats marketer                   370,000      11,146,250

                              *Twinlab Corp., Hauppauge, NY-A leading manufacturer of
                               brand name nutritional supplements                                            670,000       5,736,875

                              *United Natural Foods Inc., Dayville, CT-Distributes
                               natural foods and related products                                            426,700       8,000,625

                              *USA Floral Products, Inc., Washington, DC-Imports and
                               distributes perishable floral products                                        598,870       2,507,768

                               Total                                                                                      57,502,906
-----------------------------------------------------------------------------------------------------------------------=============

Data Processing Equipment &   *Advanced Digital Information Corp., Redmond, WA-A leading provider
5.80%                          of automated data  Components libraries or computer network and workstation markets and microelectronic components for  aerospace
                               and medical applications                                                      348,800      14,824,000

                              *Ampex Corp., Class A, Redwood City, CA-A leading innovator in the fields of MRI processing  and
                               high-performance digital storage                                              1,270,000     5,556,250

                               Analogic Corp., Peabody, MA-A leading manufacturer of high precision medical and industrial  diagnostic
                               and measurement instruments and equipment                                     355,915      12,190,089

                              *Evans & Sutherland Computer Corp., Salt Lake City, UT-Developer
                               of computer graphics  software systems                                         56,700         765,450

                              *In Focus Systems Inc., Wilsonville, OR-Manufactures
                               and markets liquid crystal displays that  allow
                               personal computer information to be displayed on overhead projections         534,880       8,658,370

                              *Maxwell Technologies Inc., San Diego, CA-Develops,
                               manufactures and markets products  and services                                 25,400        660,400

                              *Micros Systems Inc., Beltsville, MD-Designs, manufactures and markets point-of-sale electronic
                               information systems and related peripheral equipment and software             666,620      22,790,071

                             #*MicroTouch Systems Inc., Methuen, MA-Manufacturer of touch- and
                               pen-sensitive input  screens known as touchscreens                            559,990       8,749,844

                             #*Radisys Corp., Hillsboro, OR-Designs and produces
                               embedded computer solutions                                                   605,000      24,880,625

                              *Sequent Computer Systems Inc., Beaverton, OR-Provides
                               scalable, data-center-ready open  systems
                               solutions for large organizations spanning diverse industries                 810,000      13,871,250

                              *Texas Micro Inc., Houston, TX-Supplies highly specialized
                               "Intel" microprocessor-based computers                                        100,000         800,000

                               Total                                                                                     113,746,349
-----------------------------------------------------------------------------------------------------------------------=============

Electronic Components 5.42%   *American Xtal Technology, Inc., Fremont, CA-Uses a
                               proprietary crystal growth technique to produce
                               semiconductor substrates for a variety of electronic
                               and opto-electronic applications                                              505,640      15,548,430

                              *Artesyn Technologies, Inc., Boca Raton, FL-A manufacturer of power supplies and  measurement control
                               systems for industrial equipment                                              607,410      15,033,397

                             +*Microvision Inc., Seattle, WA-Develops, manufactures,
                               and markets virtual retinal display (VRD)
                               technology, which projects images directly onto eye's retina                  100,000       1,987,500

                             +*Sawtek Inc., Apopka, FL-Supplies electronic signal processing components      430,000      27,520,000

                              *SLI, Inc., Canton, MA-Manufactures and distributes a variety of
                               miniature lighting products                                                 1,173,550      29,485,444

                               Technitrol Inc., Trevose, PA-A worldwide manufacturer of
                               electronic components, electrical  contacts and
                               assemblies, thermostatic and clad-metal materials and
                               components and related items                                                  476,550      16,649,466

                               Total                                                                                     106,224,237
-----------------------------------------------------------------------------------------------------------------------=============

                                                                               7

                               Statement of Net Assets
                               July 31, 1999


                               Investments                                                                  Shares           Value
------------------------------------------------------------------------------------------------------------------------------------

Energy 5.60%                  *Core Laboratories N.V., Amsterdam, Netherlands-A provider
                               of petroleum reserve analysis  and environmental testing                    1,226,710   $  23,614,168


                              *Dawson Geophysical Co., Midland, TX-A provider of
                               seismic data services to oil and gas drillers                                  40,000         432,500


                               #*Edge Petroleum Corp., Houston, TX-An oil and gas exploration company        645,200       3,871,200

                              *Evergreen Resources Inc., Denver, CO-Explores,
                               develops, operates, and acquires oil and  gas properties                      552,580      14,436,152

                             #*EXCO Resources Inc., Dallas, TX-An independent energy
                               company that acquires, explores, and  develops
                               natural gas properties                                                        650,000       4,793,750


                             +*Harken Energy Corp., Irving, TX-An oil and gas
                               exploration and production company that explores
                               for and conducts production activities in the Four
                               Corners area of the Southwest                                               2,200,000       4,125,000


                              *Independent Energy Holding plc ADR, Solihull,
                               U.K.-Generates and markets electricity in the
                               United Kingdom                                                                610,000       8,463,750


                             +*Seitel Inc., Houston, TX-An operator of a seismic database and a provider of corollary geophysical services to the petroleum
                               industry                                                                      791,860      10,393,162

                              *Stone Energy Corp., Lafayette, LA-An independent oil and
                               gas company that acquires and  exploits oil
                               and gas producing properties located primarily
                               in the Gulf Coast Basin                                                       310,300      14,021,681

                              *Superior Energy Services Inc., Belle Chasse, LA-Provider of
                               oil field products and services  in the Gulf of Mexico                        812,510       4,671,932

                             +*TransMontaigne Inc., Denver, CO-A holding company which operates through its subsidiaries primarily in the Mid-continent and
                               Rocky Mountain regions of the United States                                   550,000       5,843,750

                               Vintage Petroleum Inc., Tulsa, OK-Independent energy company engaged in the exploitation  and development
                               of oil and gas properties                                                   1,268,560      15,064,151

                               Total                                                                                     109,731,196
-----------------------------------------------------------------------------------------------------------------------=============
Financial 2.91%               *-Catellus Development Corp., San Francisco, CA-An
                               owner, developer and manager of real  estate assets                           300,000       4,762,500

                              *Crossman Communities Inc., Indianapolis, IN-Single-family ]
                               home builders in the Midwest                                                  559,280      17,617,320
                              *Federal Agricultural Mortgage Corp., Class C, Washington, DC-A federally
                               chartered  instrumentality of the U.S.                                        162,500      10,907,812

                              *First Sierra Financial Corp., Houston, TX-Acquires,
                               originates, sells, and services equipment  leases                             225,000       4,485,937

                               Healthcare Realty Trust Inc., Nashville, TN-Healthcare
                               facility real estate investment trust                                         320,000       6,720,000

                               McGrath Rent Corp., San Leandro, CA-A lessor of relocatable
                               modular offices and electronic  test equipment                                419,020       7,751,870

                             +*Net.B@nk, Inc., Atlanta, GA-Provider of banking services over the Internet    227,270       4,886,305

                               Total                                                                                      57,131,744
-----------------------------------------------------------------------------------------------------------------------=============
Leisure 2.66%                 *American Classic Voyages Co., Chicago, IL-Owns and
                               operates United States-flag cruise lines                                      485,000      11,397,500

                              *Championship Auto Racing Team Inc., Troy, MI-Owns,
                               operates, and sanctions the open-wheel  motorsports
                               series in North America                                                       463,330      15,289,890

                              *Cinar Corp., Montreal, Canada-An integrated entertainment
                               and education company                                                         400,000      11,350,000

                              *Educational Development Corp., Tulsa, OK-A marketer
                               of non-fiction, instructional children's  books for
                               retail trade outlets, home party plans, and public and school libraries      133,000          349,125

                             +*Family Golf Centers, Melville, NY-Consolidates and operates golf centers      912,930       6,333,452

                              *Harvey Entertainment Co., Los Angeles, CA-Develops animation and licensing opportunities  based on the
                               Harvey Classic Characters                                                     182,400         718,200

                              *Iwerks Entertainment Inc., Burbank, CA-A creator of
                               interactive "virtual reality" systems  and attractions                        511,251        511,251

                              *Steiner Leisure Ltd., Nassau, Bahamas-Provides spa
                               services aboard cruise ships worldwide                                        198,990       6,168,690

                               Total                                                                                      52,118,108
-----------------------------------------------------------------------------------------------------------------------=============
Measurement and               *Identix Inc., Sunnyvale, CA-A leading designer, developer,
Control                        manufacturer and marketer of
Systems 1.52%                  products for the capture and comparison of fingerprints for
                               security, anti-fraud, law enforcement  and other applications                 790,000       6,270,625

                             #*LeCroy Corp., Chestnut Ridge, NY-Develops, manufactures and markets principally high- performance
                               digital oscilloscopes and related products                                    520,500       9,629,250

                              *National Instruments Corp., Austin, TX-Supplies computer-based
                               instrumentation hardware  and software products                               250,000      11,187,500

                              *Thermedics Detection Inc., Chelmsford, MA-Develops,
                               manufactures and markets high-speed  systems used
                               for product quality assurance in a variety of industrial processes            258,900       2,669,906

                               Total                                                                                      29,757,281
                               ----------------------------------------------------------------------------------------=============

8


                               Statement of Net Assets
                               July 31, 1999


                               Investments                                                                  Shares           Value
------------------------------------------------------------------------------------------------------------------------------------
Medical Services 5.73%        *Apria Healthcare Group Inc., Costa Mesa, CA-Provides
                               comprehensive home healthcare services                                        324,200   $   5,187,200

                            +#*CareMatrix Corp., Needham, MA-Provides assisted living
                               and other long-term care services                                           1,153,560      12,544,965

                              *Counsel Corp., Toronto, Canada-A management and business
                               development company that  operates within the
                               health and real estate sectors                                                558,910       2,375,367

                              *Express Scripts Inc., Class A, Maryland Heights, MO-Provides
                               pharmacy benefit management  to health
                               maintenance organizations                                                     160,000      11,140,001
                              *Hanger Orthopedic Group Inc., Bethesda, MD-A professional
                               practice management company                                                   933,000      10,962,750

                             #*Health Care Service Group Inc., Huntingdon Valley, PA-Provides
                               operational services to  nursing home and retirement complexes                848,350       7,953,281

                               Hooper Holmes Inc., Basking Ridge, NJ-Provider of
                               health information to the insurance industry                                  928,180      18,331,555

                              *Matria Healthcare Inc., Marietta, GA-Provides
                               obstetrical home healthcare services that  assist
                               physicians in the management of high risk pregnancies                       1,816,000      11,066,159

                             +*Sunrise Assisted Living Inc., Fairfax, VA-Provides
                               assisted living for seniors                                                   820,000      24,753,750

                              *US Oncology, Inc., Houston, TX-Provides
                               comprehensive management services                                             675,000       8,015,625

                               Total                                                                                     112,330,653
-----------------------------------------------------------------------------------------------------------------------=============
Medical/Healthcare 4.94%     *Albany Molecular Research, Inc., Albany, NY-Offers a
                               variety of chemistry research and development services                        240,000       8,160,000

                               Arrow International Inc., Reading, PA-Supplies
                               disposable catheters and related  clinical products                           305,710       8,292,384

                             #*ATS Medical Inc., Minneapolis, MN-Manufactures and markets
                               a pyrolytic carbon bileaflet  mechanical heart valve                        1,214,610      11,918,361

                              *Biopure Corp., Cambridge, MA-Develops, manufactures
                               and markets oxygen therapeutics                                               300,000       3,600,000

                             +*Closure Medical Corp., Raleigh, NC-Develops, manufactures,
                               and commercializes medical  cohesive products                                 166,300       2,827,100
                              *Columbia Laboratories Inc., Miami, FL-Is an
                               international pharmaceutical company                                          402,150       2,890,453

                             +*Corixa Corp., Seattle, WA-Conducts biotechnological research                  300,000       4,087,500

                             +*ICOS Corp., Bothell, WA-A bio-pharmaceutical
                               company that develops medications for the  treatment of
                               chronic inflammatory diseases                                                 318,500      11,903,938

                             +*KOS Pharmaceuticals Inc., Miami, FL-Develops
                               prescription pharmaceutical products primarily  for the
                               treatment of chronic cardiovascular and respiratory diseases                  349,680       2,010,660

                              *Maxxim Medical Inc., Clearwater, FL-Develops, manufactures and distributes physical therapy  equipment
                               and disposable hospital products                                              522,500      12,213,437

                              *Orthofix International N.V., New York, NY-International
                               corporation which develops  innovative products
                               in the medical device market; a leading producer of external fixation  devices, limb lengthening and
                               bone reconstruction equipment                                                 314,680       4,641,530

                             +*PathoGenesis Corp., Seattle, WA-Develops drugs to treat
                               chronic infectious diseases,  primarily lung infections                       303,600      4,212,450

                              *SonoSite Inc., Bothell, WA-Designs and develops miniaturized
                               digital ultrasound imaging devices                                            175,500       3,169,969

                              *Surmodics Inc., Eden Prairie, MN-Provides surface modification
                               solutions to the medical  device industry                                      70,000       1,181,250

                              *Theragenics Corp., Norcross, GA-Produces and sells implantable
                               radiation devices used in  the treatment of prostate cancer                   703,540       7,563,055
                              *Thermedics Inc., Waltham, MA-Develops, manufactures
                               and markets explosives and  drug-detection devices,
                               product quality assurance systems and other biomedical products               101,000         902,688

                             +*Ventana Medical Systems Inc., Tucson, AZ-Develops,
                               manufactures and markets  instrument/reagent systems                          350,000       7,306,250

                               Total                                                                                      96,881,025
-----------------------------------------------------------------------------------------------------------------------=============
New Media 1.01%               *CyberSource Corp., San Jose, CA-Develops and provides
                               real-time e-commerce transaction services                                      80,000       2,065,000

                             +*iTurf Inc., Class A, New York, NY-Provides
                               Internet community and commerce services                                       10,000         137,500

                              *MediaConsult.com Inc., Hamilton, Bermuda-Provides
                               patient-oriented healthcare information  and services                         100,000         962,500

                              *Quokka Sports Inc., San Francisco, CA-Offers global sports programming        250,000       2,609,375

                              *Stamps. com Inc., Santa Monica, CA-Provides a service
                               for purchasing and printing postage  over the Internet                        166,000       5,602,500

                              *Student Advantage Inc., Boston, MA-Serves college students through its rational fee-based  membership
                               program and web site                                                          620,000       8,447,500

                               Total                                                                                      19,824,375
                               ----------------------------------------------------------------------------------------=============

                                                                               9


                               Statement of Net Assets
                               July 31, 1999


                               Investments                                                                  Shares           Value
------------------------------------------------------------------------------------------------------------------------------------
Restaurant .56%              +*Buca Inc., Minneapolis, MN-Owns and operates "BUCA di DEPPO" restaurants      230,000   $   3,967,500

                              *P.F. Chang's China Bistro Inc., Phoenix, AZ-Owns and
                               operates 28 full-service Chinese  restaurants                                 300,000       6,975,000
                               Total                                                                                      10,942,500
-----------------------------------------------------------------------------------------------------------------------=============
Retail 9.55%                  *Ames Department Stores Inc., Rocky Hill, CT-The nation's
                               fifth largest discount department  store
                               chain, with 303 stores in 14 Northeastern states                              510,000      20,910,000

                             +*Beyond.com Corp., San Jose, CA-An online reseller of commercial off-the-shelf computer  software to the
                               consumer, small business, and large enterprise markets                        195,000       4,606,875

                              *CellStar Corp., Carrollton, TX-An integrated wholesale
                               distributor and retailer of cellular  telephones
                               and related products                                                        1,805,000      11,958,125

                             +*Cost Plus Inc., Oakland, CA-Operates 70 retail stores
                               specializing in the sale of casual home  living
                               and entertainment products                                                    352,230      15,498,120

                             +*Delia's Inc., New York, NY-Provides direct marketing of casual apparel        300,000       2,981,250

                              *Gerald Stevens Inc., Fort Lauderdale, FL-Retails and
                               markets flowers and floral-related  merchandise and gifts                     250,000       2,671,875

                             +*Insight Enterprises Inc., Tempe, AZ-A direct marketer
                               of microcomputers, peripherals  and software                                  301,980       8,757,420

                              *Kenneth Cole Productions, Inc., Class A, New York, NY-Develops
                               sources and markets a  broad range of
                               footwear, handbags and accessories                                            433,130      15,159,550

                              *Pacific Sunwear of California, Inc., Anaheim, CA-Operates
                               a nationwide mall-based  specialty retail
                               chain of stores specializing in casual apparel,
                               footwear and related accessories  catering to
                               teenagers and young adults                                                  1,420,850      35,521,250

                             #*Shoe Carnival Inc., Evansville, IN-A retailer of family
                               footwear operating primarily in the  Midwestern
                               and Midsouthern regions of the United States                                  753,540      10,078,597

                              *Stage Stores Inc., Houston, TX-Owns and operates apparel
                               stores primarily in the central  region of the U.S.                         1,302,930       8,387,612

                              *Timberland Company Class A, Stratham, NH-Designs, develops, manufactures and markets  boots, shoes,
                               apparel and accessories                                                       340,000      27,646,250

                             +*Toymax International Inc., Plainview, NY-Creates, designs, develops and markets children's  activity
                               and action toys, including "Creepy Crawlers,"
                               "Talking Tina" and "Laser Challenge"                                          370,000       2,035,000

                              *Tuesday Morning Corp., Addison, TX-A closeout retailer of
                               upscale house furnishings, gifts  and related items                           250,000       5,781,250

                             +*Wild Oats Markets Inc., Boulder, CO-A natural foods supermarket chain         286,690      10,428,349

                             +*Zany Brainy Inc., Wynnewood, PA-Retails toys, games,
                               books, and multimedia products  for children                                  610,000       4,803,750

                               Total                                                                                     187,225,273
-----------------------------------------------------------------------------------------------------------------------=============
Security Services 2.19%      #*-Armor Holdings Inc., Jacksonville, FL-Worldwide
                               manufacturer and distributor of products  and services
                               for the law enforcement, military and security markets                      1,150,000      11,500,000

                             #*Cornell Corrections Inc., Houston, TX-Provides
                               privatized correctional, detention, and  prerelease
                               services in the United States                                                 712,980      10,516,455

                            +#*Kroll-O'Gara Co., Fairfield, OH-A leading provider
                               of vehicle armoring systems for military
                               commercial and governmental clients worldwide                               1,060,020      21,001,646

                               Total                                                                                      43,018,101
-----------------------------------------------------------------------------------------------------------------------=============
Specialty Chemicals 2.68%     *Eco Soil Systems Inc., San Diego, CA-Develops, markets,
                               and sells proprietary biological and traditional chemical products that provide solutions for a variety of turf and crop problems
                               in the golf and agricultural industries                                       700,000       5,468,750

                               OM Group Inc., Cleveland, OH-Produces metal carboxylates, salts and powders   614,720      23,013,580

                              *Polymer Group Inc., North Charleston, SC-Major
                               global manufacturer of non-woven materials                                     71,800         834,675

                              *Stillwater Mining Co., Denver, CO-Explores for, develops, extracts, processes, and refines  platinum, palladium, and associated metals from J-M Reef located in Stillwater and
                               Sweet Grass Counties, Montana                                               1,024,300      23,174,788

                               Total                                                                                      52,491,793
-----------------------------------------------------------------------------------------------------------------------=============
Telecommunication Equipment  +*Active Voice Corp., Seattle, WA-Develops PC-based call
                               processing systems and computer  telephone integration products               136,800       1,915,200
4.75%
                              *Cable Design Technologies Corp., Pittsburgh, PA-Designs
                               and manufactures specialty  electronic data
                               transmission cables and network structured wiring systems                     450,000       8,156,250
10



                               Statement of Net Assets
                               July 31, 1999


                               Investments                                                                  Shares           Value
------------------------------------------------------------------------------------------------------------------------------------

                             #*EMS Technologies Inc., Norcross, GA-Produces microwave
                               components and subsystems for  application in space                           450,000    $  6,131,250
                              *FVC.com Inc., Santa Clara, CA-Provides high quality,
                               cost-effective Internet video  networking solutions                           650,000       4,468,750

                             +*MGC Communications Inc., Las Vegas, NV-Diversified
                               telecommunications company                                                    396,000       9,207,000

                               Pairgain Technologies Inc., Tustin, CA-Designs, manufactures, markets and supports products  that allow
                               telecommunications carriers and private networks to run efficiently           932,400       8,799,525

                               Plantronics, Inc., Santa Cruz, CA-Leading supplier
                               of communication headset products  and services to
                               users and providers worldwide                                                 731,100      51,725,325

                              *Viasat Inc., Carlsbad, CA-Designs, produces, and markets
                               digital satellite telecommunications  and
                               wireless signal processing equipment                                          175,000       2,800,000

                               Total                                                                                      93,203,300
-----------------------------------------------------------------------------------------------------------------------=============
Transportation 1.49%         +*Frontier Airlines Inc., Denver, CO-A low-fare,
                               full-service commercial airline                                               590,000       9,329,375

                              *MotivePower Industries Inc., Pittsburgh, PA-Manufactures
                               products for rail and other power- related industries                         896,330      15,853,837

                               Railworks Corp., Baltimore, MD-Provides integrated rail system services       440,000       4,097,500

                               Total                                                                                      29,280,712
-----------------------------------------------------------------------------------------------------------------------=============
Waste Management .71%          US Liquids Inc., Houston, TX-Provides
                               liquid waste management services                                              675,000      13,837,500
-----------------------------------------------------------------------------------------------------------------------=============
                               Total Investments in Common Stocks (Cost $1,642,515,199)                                1,878,095,155
====================================================================================================================================
Other Assets, Less Liabilities  4.21%
====================================================================================================================================
Short-Term Investments         AT&T Corp. 5.1% due 8/2/1999                                                  $30,380      30,371,391

                               Dow Chemical Co. 5.1% due 8/2/1999                                             87,960      87,935,074

                               Total Short-Term Investments (Cost $118,306,465)                                          118,306,465
-----------------------------------------------------------------------------------------------------------------------=============
Other (See Note 5)                                                                                                       140,898,365
-----------------------------------------------------------------------------------------------------------------------=============
Cash                                                                                                                       7,920,000
-----------------------------------------------------------------------------------------------------------------------=============
Receivable for:                Securities sold                                                                           129,364,640

                               Capital stock sold                                                                         15,762,464

                               Dividends                                                                                     443,952

                               Other                                                                                         313,772

                               Total Other Assets                                                                        413,009,658
-----------------------------------------------------------------------------------------------------------------------=============
Payable for:                   Collateral on securities loaned                                                           140,898,365

                               Securities purchased                                                                      186,921,246

                               Capital stock reacquired                                                                    2,744,440

                               Total Liabilities                                                                         330,564,051
-----------------------------------------------------------------------------------------------------------------------=============
                               Total Other Assets, Less Liabilities                                                       82,445,607
-----------------------------------------------------------------------------------------------------------------------=============
Net Assets 100.00%                                                                                                    $1,960,540,762
====================================================================================================================================



                               Class A Shares-Net asset value ($1,230,781,207 / 72,580,981 shares outstanding)                $16.96

                               Maximum offering price (net asset value plus sales charge of 5.75% of the offering price)      $17.99

                               Class B Shares-Net asset value ($273,658,118/16,469,813 shares outstanding)                    $16.62

                               Class C Shares-Net asset value ($216,252,566/13,002,512 shares outstanding)                    $16.63

                               Class P Shares-Net asset value ($88,098,924/5,218,316 shares outstanding)                      $16.88

                               Class Y Shares-Net asset value ($151,749,947/8,907,765 shares outstanding)                     $17.04

                              *Non-income producing security.
                              +Securities (or a portion of securities) on loan. See Note 5.
                              #Affiliated issuer (holdings represent 5% or more of the
                               outstanding voting securities of underlying investments).
                               Affiliated issuers have a total cost of $211,823,564 and total value of $195,247,519.
                               See Notes to Financial Statements.



11



              Statement of Operations

Investment Income                                                           Six Months Ended July 31, 1999
----------------------------------------------------------------------------------------------------------
Income        Interest                                                          $ 3,395,892
              Dividends                                                           1,855,779
              Securities lending                                                    400,117
----------------------------------------------------------------------------------------------------------
              Total income                                                                     $ 5,651,788
----------------------------------------------------------------------------------------------------------
Expenses      Management fee                                                      4,097,846
              12 b-1 Distribution plan-Class A                                    1,331,285
              12 b-1 Distribution plan-Class B                                    1,117,878
              12 b-1 Distribution plan-Class C                                      819,231
              12 b-1 Distribution plan-Class P                                      154,194
              Shareholder Servicing                                                 992,675
              Reports to Shareholders                                                93,643
              Registration                                                           89,753
              Professional                                                           40,666
              Other                                                                  75,347
                                                                                 ----------
              Total expenses before reductions                                    8,812,518
              Expense reductions                                                    (33,363)
                                                                                 ----------
              Net expenses                                                                       8,779,155
              --------------------------------------------------------------------------------------------
              Net investment loss                                                                (3,127,367)
              --------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments
==========================================================================================================
Realized gain from investment transactions                                                     141,466,387
==========================================================================================================
Net change in unrealized appreciation of investments                                           (30,602,160)
==========================================================================================================
Net realized and unrealized gain on investments                                                110,864,227
----------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                                          $107,736,860
==========================================================================================================

              See Notes to Financial Statements.

              Statements of Changes in Net Assets

                                                                                                   Six Months Ended     Year Ended
                                                                                                           July 31,     January 31,
Increase in Net Assets                                                                                         1999            1999
-----------------------------------------------------------------------------------------------------------------------------------
Operations    Net Investment loss                                                                      $ (3,127,367) $   (5,550,872)

              Net realized gain from investment transactions                                            141,466,387      26,327,061

              Net change in unrealized appreciation of investments                                      (30,602,160)    120,503,925

              Net increase in net assets resulting from operations                                      107,736,860     141,280,114
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gain from investment transactions:
              Class A                                                                                   (17,593,638)     (1,560,147)

              Class B                                                                                    (4,003,130)       (118,251)

              Class C                                                                                    (2,759,909)        (65,140)

              Class P                                                                                    (1,129,243)         (2,871)

              Class Y                                                                                    (1,496,429)            (11)

              Total                                                                                     (26,982,349)     (1,746,420)
              ---------------------------------------------------------------------------------------------------------------------
Capital share transactions:
              Net proceeds from sales of shares                                                         810,474,295     891,051,508

              Net asset value of shares issued to shareholders in reinvestment of distributions          26,018,315       1,677,672

              Total                                                                                     836,492,610     892,729,180
              ---------------------------------------------------------------------------------------------------------------------
              Cost of shares reacquired                                                                (300,909,388)   (241,146,131)
              ---------------------------------------------------------------------------------------------------------------------

              Increase in net assets derived from capital share transactions                            535,583,222     651,583,049
              --------------------------------------------------------------------------------------------------------------------
Increase in net assets                                                                                  616,337,733     791,116,743
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets
              Beginning of period                                                                     1,344,203,029     553,086,286
-----------------------------------------------------------------------------------------------------------------------------------
              End of period (including accumulated net investment loss of $3,438,456
              and $311,089, respectively)                                                             $1,960,540,762 $1,344,203,029
====================================================================================================================================

              See Notes to Financial Statements.
                                                                              13

      Financial Highlights

                                                                                                         Class A Shares
                                                 -----------------------------------------------------------------------------------

                                                     Six Months
                                                          Ended                                             Year Ended January 31,
Per Share Operating Performance:                  July 31, 1999      1999          1998          1997          1996         1995
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $16.25          $14.27       $12.80        $11.49        $ 9.58        $10.65
----------------------------------------------------------------------------------------------------------------------------------
      Income (loss) from investment operations
      Net investment loss                           (.02)(a)         (.07)(a)     (.10)(a)      (.03)         (.02)         (.04)

      Net realized and unrealized gain               1.05            2.10         3.16          3.12          4.80          (.22)
       (loss)on investments
      Total from investment operations               1.03            2.03         3.06          3.09          4.78          (.26)
----------------------------------------------------------------------------------------------------------------------------------
      Distributions from net realized gain                           (.32)        (.05)        (1.59)        (1.78)        (2.87)
(.81)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $16.96          $16.25       $14.27        $12.80        $11.49        $ 9.58
----------------------------------------------------------------------------------------------------------------------------------

Total Return(b)                                      6.60%(c)       14.24%       24.38%        28.35%        50.22%        (2.74)%
----------------------------------------------------------------------------------------------------------------------------------

      Ratios to Average Net Assets:

      Expenses                                        .47%(c)(f)      .98%(f)     1.06%         1.10%         1.03%         1.31%

      Net investment loss                            (.11)%(c)       (.46)%       (.72)%        (.67)%        (.52)%        (.38)%

                                                                      Class B Shares                                Class C Shares
                                      ----------------------------------------------------------------------------------------------
                                                                                          Six Months
                                            Six Months         Year Ended    8/1/96(d)      Ended,           Year Ended   8/1/96(d)
                                                 Ended         January 31,      to        July 31,           January 31,     to
Per Share Operating Performance:         July 31, 1999     1999      1998    1/31/97       1999       1999      1998      1/31/97
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $15.98     $14.12   $12.75      $12.14     $16.00     $14.13    $12.75    $12.14
---------------------------------------------------------------------------------------------------------------------------------
      Income (loss) from investment operations
      Net investment loss                        (.08)(a)   (.17)(a) (.20)(a)    (.05)      (.08)(a)   (.17)(a)  (.19)(a)  (.05)

      Net realized and unrealized                1.04        2.06    3.14        2.28        1.03      2.07      3.14      2.28
        gain on investments
      Total from investment operations            .96       1.89     2.94        2.23        .95       1.90      2.95      2.23
---------------------------------------------------------------------------------------------------------------------------------
      Distributions  from net realized gain      (.32)      (.03)   (1.57)      (1.62)      (.32)      (.03)    (1.57)    (1.62)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $16.62     $15.98   $14.12      $12.75     $16.63     $16.00    $14.13    $12.75
---------------------------------------------------------------------------------------------------------------------------------

Total Return(b)                                  6.27%(c)  13.37%   23.48%      19.43%(c)   6.20%(c)  13.43%    23.55%    19.43%(c)
---------------------------------------------------------------------------------------------------------------------------------

      Ratios to Average Net Assets:
      Expenses                                    .84%(c)(f) 1.72%(f)1.76%        .93%(c)    .83%(c)(f)1.72%(f)  1.71%      .93%(c)

      Net investment loss                        (.48)%(c)  (1.19)% (1.39)%      (.73)%(c)  (.48)%(c) (1.20)%   (1.34)%    (.73)%(c)

                                                                            Class P Shares                            Class Y Shares
                                                ------------------------------------------------------------------------------------

                                                     Six Months  Year Ended                    Six Months   Year Ended
                                                          Ended  January 31,  1/5/98(d) to        Ended     January 31,  12/30/97(d)
Per Share Operating Performance:                  July 31, 1999     1999        1/31/98       July 31, 1999     1999    to 1/31/98
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $16.19      $14.26         $14.38         $16.30       $14.27      $14.12
------------------------------------------------------------------------------------------------------------------------------------
      Income (loss) from investment operations
      Net investment loss                               (.03)(a)    (.10)(a)       (.01)(a)        --(a)(e)    (.03)(a)     --(a)(e)
      Net realized and unrealized gain
       (loss) on investments                            1.04        2.08           (.11)          1.06         2.11         .15

      Total from investment operations                  1.01        1.98           (.12)          1.06         2.08         .15
------------------------------------------------------------------------------------------------------------------------------------
      Distributions from net realized gain              (.32)       (.05)           --            (.32)        (.05)         --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $16.88      $16.19          $14.26        $17.04       $16.30       $14.27
------------------------------------------------------------------------------------------------------------------------------------

Total Return(b)                                        6.50%(c)   13.89%           (.83)%(c)      6.77%(c)    14.59%        1.06%(c)
------------------------------------------------------------------------------------------------------------------------------------

      Ratios to Average Net Assets:
      Expenses                                          .56%(c)(f) 1.17%(f)         .08%(c)        .34%(c)(f)  0.72%(f)     .06%(c)
      Net investment income (loss)                     (.20)%(c)   (.70)%          (.05)%(c)       .02%(c)     (.22)%      (.02)%(c)

                                               Six Months Ended                                              Year Ended January 31,
Supplemental Data for AllClasses:                 July 31, 1999          1999          1998          1997        1996          1995
------------------------------------------------------------------------------------------------------------------------------------
      Net assets, end of period (000)               $1,960,541    $1,344,203      $553,086      $330,358      $197,602     $127,579
      Portfolio turnover rate                            22.66%        30.89%        33.60%        42.35%        50.12%       17.57%
      ------------------------------------------------------------------------------------------------------------------------------

(a)  Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c)  Not annualized.

(d)  Commencement of offering respective class shares.

(e) Amount less than $.01. (f) The ratios for 1999 include expenses paid through an expense offset arrangement.

      See Notes to Financial Statements.
14

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES Lord Abbett Developing Growth Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles, which require management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of the significant accounting policies followed by the Company: (a) Security valuation is determined as follows: Portfolio securities listed or admitted to trading privileges on any national securities exchange are valued at the last sales price on the principal securities exchange on which such securities are traded, or, if there is no sale, at the mean between the last bid and asked prices on such exchange, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Company's officers, that market more accurately reflects the market value of the bonds. Securities traded only in the over-the-counter market are valued at the mean between the last bid and asked prices, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Short-term securities are valued at amortized cost (which approx i mates market value) if the maturity is 60 days or less at the time of purchase, or market value if the maturity is greater than 60 days. Securities for which market quotations are not available are valued at fair value under procedures approved by the Board of Directors. (b) It is the policy of the Company to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to dis tribute all of its taxable income. Therefore, no federal income tax provision is required. (c) Security transactions are accounted for on the date that the securities are purchased or sold (trade date). Realized gains and losses from investment transactions are calculated on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Net investment income (other than distribution and service fees) and realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

2. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES The Company has a management agreement with Lord, Abbett & Co. ("Lord Abbett") pursuant to which Lord Abbett supplies the Company with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research, statistical work and the supervision of the Company's investment portfolio. The management fee is based on average daily net assets for each month at the annual rate of 0.75% of the Company's first $100 million of average daily net assets and 0.50% of such assets over $100 million.

The Company has Rule 12b-1 plans and agreements (the "Class A, Class B, Class C and Class P Plans") with Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The Company makes payments to Distributor which uses or passes on such payments to authorized institutions. Pursuant to the Class A Plan, the Company pays Distributor (1) an annual service fee of 0.15% of the average daily net asset value of shares sold prior to June 1, 1990 and 0.25% of the average daily net asset value of shares sold on or after that date, (2) a one-time distribution fee of up to 1% on certain qualifying purchases and (3) an annual distribution fee of 0.10% of the average daily net asset value of Class A shares. Pursuant to the Class B Plan, the Company pays Distributor an annual service and distribution fee of 0.25% and 0.75%, respectively, of the average daily net asset value of the Class B shares. Pursuant to the Class C Plan, the Company pays Distributor (1) a service fee and a distribution fee, at the time such shares are sold, not to exceed 0.25% and 0.75%, respectively, of the net asset value of such shares sold and (2) at each quarter-end after the first anniversary of the sale of such shares, a service fee and a distribution fee at an annual rate not to exceed 0.25% and 0.75%, respectively, of the average annual net asset value of such shares outstanding. Pursuant to the Class P Plan, the Company pays Distributor an annual service and distribution fee of 0.20% and 0.25%, respectively, of the average daily net asset value of the Class P shares. Class Y does not have a Plan.

Distributor received $385,902 representing payment of commissions on sales of Class A shares after deducting $2,492,362 allowed to authorized dealers as concessions. Certain of the Company's officers and directors have an interest in Lord Abbett.

3. DISTRIBUTIONS Net realized gain from investment transactions is distributed to shareholders annually. Accumulated undistributed net realized gain at July 31, 1999 for financial reporting purposes aggregated $140,524,640. Income and capital gains distributions are determined in accordance with income tax regulations which may differ from methods used to determine the corresponding income and capital gain amounts in accordance with generally accepted accounting principles.

4. CAPITAL The Company has authorized 1 billion shares of $.001 par value capital stock designated as follows: Class A-895 million shares, Class B-20 million shares, Class C-25 million shares, Class P-30 million shares and Class Y-30 million shares. Paid in capital amounted to $1,587,874,622 at July 31, 1999. Transactions in shares of capital stock were as follows:

                        Six Months Ended                Year Ended
                           July 31, 1999          January 31, 1999
                   -------------------------------------------------------------
Class A                  Shares       Amount      Shares          Amount
--------------------------------------------------------------------------------
Sales of shares      29,933,704 $481,541,914  34,439,805    $502,454,274
Shares issued to
shareholders in
reinvestment of
distributions        1,142,641    17,082,485       98,898     1,500,289
Total               31,076,345   498,624,399   34,538,703   503,954,563
--------------------------------------------------------------------------------
Shares reacquired  (12,918,568) (206,777,077) (12,116,669) (170,758,960)
Increase            18,157,777  $291,847,322   22,422,034 $ 333,195,603
--------------------------------------------------------------------------------


                       Six Months Ended                Year Ended
                          July 31, 1999          January 31, 1999
                   -------------------------------------------------------------
Class B                 Shares         Amount       Shares        Amount
--------------------------------------------------------------------------------
Sales of shares       5,344,525  $ 85,121,624    9,442,316  $137,537,607
Shares issued to
shareholders in
reinvestment of
distributions          254,874      3,746,643        7,448       111,870
Total                5,599,399     88,908,267    9,449,764   137,649,477
--------------------------------------------------------------------------------
Shares reacquired   (1,459,452)   (22,673,533)  (1,517,765)  (21,142,892)
Increase             4,139,947   $ 66,234,734    7,931,999  $116,506,585
--------------------------------------------------------------------------------


                       Six Months Ended                Year Ended
                          July 31, 1999          January 31, 1999
                   -------------------------------------------------------------
Class C                 Shares        Amount       Shares         Amount
--------------------------------------------------------------------------------
Sales of shares      6,523,103  $104,100,576    8,526,748   $122,721,386
Shares issued to
shareholders in
reinvestment of
distributions          174,210     2,562,623        4,177        62,820
Total                6,697,313   106,663,199    8,530,925   122,784,206
--------------------------------------------------------------------------------
Shares reacquired   (1,933,739)  (30,468,353)  (2,670,719)  (36,314,213)
Increase             4,763,574  $ 76,194,846    5,860,206  $ 86,469,993
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

                             Six Months Ended                Year Ended
                                July 31, 1999          January 31, 1999
                       ---------------------------------------------------------
Class P                      Shares       Amount       Shares        Amount
--------------------------------------------------------------------------------
Sales of shares           2,855,510 $ 45,872,616    3,997,976   $57,451,548
Shares issued to
shareholders in
reinvestment
of distributions             75,848    1,130,137          190         2,682
Total                     2,931,358   47,002,753    3,998,166    57,454,230
--------------------------------------------------------------------------------
Shares reacquired        (1,150,633) (18,150,229)    (606,014)   (8,760,737)
Increase                  1,780,725 $ 28,852,524    3,392,152   $48,693,493
--------------------------------------------------------------------------------


                        Six Months Ended                Year Ended
                           July 31, 1999          January 31, 1999
                  --------------------------------------------------------------
Class Y                 Shares        Amount       Shares        Amount
--------------------------------------------------------------------------------
Sales of shares      5,614,147  $ 93,797,565    4,894,745   $70,886,693
Shares issued to
shareholders in
reinvestment
of distributions        99,762     1,496,427            1            11
Total                5,713,909    95,293,992    4,894,746    70,886,704
--------------------------------------------------------------------------------
Shares reacquired   (1,435,183)  (22,840,196)    (265,936)   (4,169,329)
Increase             4,278,726  $ 72,453,796    4,628,810   $66,717,375
--------------------------------------------------------------------------------


5. PORTFOLIO SECURITIES The Company may lend its securities to member banks of the Federal Reserve System and to registered broker-dealers approved by the Company. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount of at least equal to the market value of the securities loaned. As of July 31, 1999, the value of securities loaned was $136,188,393. These loans were collateralized by cash of $140,856,175. Income from securities lending of$400,117 is accounted for in the same manner as other dividend and interest income on the Statement of Operations. Purchases and sales of investment securities (other than short-term investments) aggregated $847,531,172 and $332,385,108, respectively. As of July 31, 1999, net unrealized appreciation for federal income tax purposes aggregated $235,579,956, of which $411,764,986 related to appreciated securities and $176,185,030 related to depreciated securities. For federal income tax purposes, the identified cost of investments owned at July 31, 1999 was substantially the same as the cost for financial reporting purposes.

6. EXPENSE REDUCTION The Company has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses.

7. TRANSACTIONS WITH AFFILIATED COMPANIES An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities of the underlying issuer. Transactions during the year with companies which are affiliates are as follows:
                                              Balance of
                                             Shares Held     Gross      Gross
Affiliates                                 Jan. 31, 1999  Purchases     Sales
--------------------------------------------------------------------------------
ATS Medical Inc.                                750,000    464,610         -
Armor Holdings Inc.                           1,150,000          -         -
BrightStar Information Technology Group Inc.    770,000          -         -
Caere Corp.                                     650,000    100,000         -
CareMatrix Corp.                                      -  1,153,560         -
Cornell Corrections                             422,800    290,180         -
Edge Petroleum Corp.                            640,000      5,200         -
EMSTechnologies Inc.                             63,800    386,200         -
EXCO Resources Inc.                             650,000          -         -
Healthcare Service Group Inc.                   708,350    140,000         -
Kroll-O'Gara Co.                                905,000    155,020         -
Landmark Systems Corp.                          945,000     50,000         -
LeCroy Corp.                                    520,500          -         -
M/A/R/C Inc.                                    416,900      2,640         -
MicroTouch Systems Inc.                         420,000    139,990         -
Professional Staff plc  ADR                     340,000          -         -
Radisys Corp.                                   585,000     20,000         -
Sirena Apparel Group Inc.                       330,000          -         -
ShoeCarnival Inc.                               450,000    303,540         -
Tarrant Apparel Group                           507,000    413,040  (100,000)
Tropical Sportswear International Corp.          32,500    707,500         -
--------------------------------------------------------------------------------

                                                 Realized Gain        Dividend
                      Balance of                 Feb. 1, 1999 to       Income
                     Shares Held          Value   to Jul. 31,    Feb. 1, 1999 to
Affiliates          Jul. 31,1999  Jul. 31, 1999     1999          Jul. 31, 1999
--------------------------------------------------------------------------------
ATS Medical Inc.       1,214,610   $11,918,361         -            -
Armor Holdings Inc.    1,150,000    11,500,000         -            -
BrightStar Information
 Technology Group Inc.   770,000     3,224,375         -            -
Caere Corp.              750,000     7,500,000         -            -
CareMatrix Corp.       1,153,560    12,544,965         -            -
Cornell Corrections      712,980    10,516,455         -            -
Edge Petroleum Corp.     645,200     3,871,200         -            -
EMSTechnologies Inc.     450,000     6,131,250         -            -
EXCO Resources Inc.      650,000     4,793,750         -            -
Healthcare Service
   Group Inc.            848,350     7,953,281         -            -
Kroll-O'Gara Co.       1,060,020    21,001,646         -            -
Landmark Systems Corp.   995,000     7,835,625         -            -
LeCroy Corp.             520,500     9,629,250         -            -
M/A/R/C Inc.             419,540     6,083,330            -     $94,001
MicroTouch Systems Inc.  559,990     8,749,844         -            -
Professional Staff
    plc  ADR             340,000     2,061,250         -            -
Radisys Corp.            605,000    24,880,625         -            -
Sirena Apparel
  Group Inc.             330,000     20,625             -           -
ShoeCarnival Inc.        753,540     10,078,597         -           -
Tarrant Apparel Group    820,040     12,095,590   $3,317,294        -
Tropical Sportswear
   International Corp.   740,000     12,857,500         -           -
--------------------------------------------------------------------------------

8. DIRECTORS' REMUNERATION The Directors of theCompany associated with Lord Abbett and all officers of the Company receive no compensation from the Company for acting as such. Outside Directors' fees and retirement costs are allocated among all funds in the Lord Abbett group based on net assets of each fund. Directors' fees payable at July 31, 1999, under a deferred compensation plan, were $380,985.

9. LINE OF CREDIT The Company, along with certain other funds managed by Lord Abbett, has available a $200,000,000 unsecured revolving credit facility ("Facility"), from a consortium of banks, to be used for temporary or emer gency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility is 0.06% per annum. There were no loans outstanding pursuant to this Facility at July 31, 1999, nor was the Facility utilized at any time during the period.

Lord, Abbett & Co.

PORTFOLIO
MANAGER
TEAM

[PHOTO]

Partner and Investment Team Leader Stephen J. McGruder (standing). Equity Analysts Lesley-Jane Dixon (seated left) and Rayna N. Lesser (seated right).

Stephen J. McGruder, Partner and Investment Team Leader, has more than 30 years of experience in the investment industry. He joined Lord Abbett from Wafra Investment Advisory Group where he was Vice President and Portfolio Manager. A CFA charterholder, Mr. McGruder earned a BS in Chemistry from Stanford University and a BA in Business Economics from Claremont McKenna College.


Lesley-Jane Dixon, Equity Analyst, joined Lord Abbett from Wafra Investment Advisory Group, where she concentrated primarily on small-capitalization stocks. Earlier, she worked at Shearson Lehman Brothers and the American Stock Exchange. Ms. Dixon earned a BS in Business/Finance from Wake Forest University. She has been in the investment business since 1986 and is a CFA charterholder.


Rayna N. Lesser, Equity Analyst, joined Lord Abbett from Barnard College where she earned a BA in Economics. She is a CFA Level II candidate.


ABOUT YOUR FUND'S
BOARD OF
DIRECTORS


The Securities and Exchange Commission (SEC) views the role of the independent Board of Directors as one of the most important components in overseeing a mutual fund. The Board of Directors watches over your Fund's general operations and represents your interests. Board members review and approve every contract between your Fund and Lord, Abbett &Co. (the Fund's investment manager) and Lord Abbett Distributor LLC (the Fund's underwriter) . They meet regularly to review a wide variety of information and issues regarding your Fund. Every member of the Board possesses extensive business experience. Lord Abbett Developing Growth Fund's shareholders are indeed fortunate to have a group of independent directors with diverse backgrounds to provide a variety of viewpoints in the oversight of their Fund. Below, we feature one of our independent directors, William Bush.

William H. T. Bush
Director Lord Abbett
Developing Growth Fund

[PHOTO]

Mr. Bush received his B. A. degree from Yale University in 1960. He co-founded the financial advisory firm of Bush-O'Donnell &Company which provides investment management and financial advisory services to corporations and individuals throughout the United States and abroad.


Mr. Bush serves as a member of the Board of Directors of Right Choice Managed Care Inc., Maritz Inc., Mississippi Valley Bancshares, Inc. and INTRAV, Inc., all of St. Louis, and DT Industries Inc. of Springfield, Missouri. He was named an independent director for all of Lord Abbett's funds in 1998.

                                 Investing in the
                                   Lord Abbett
                                 Family of Funds

 GROWTH
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    INCOME
---------------------------------------------------------------------------------------------------------------------------
 Aggressive       Growth Funds      Growth &         Balanced Fund  Income Funds          Tax-Free       Money
 Growth Fund                        Income Funds                                          Income Funds   Market Fund

 Developing       Research Fund -   Research Fund -  Balanced       World Bond-           National       U. S. Government
 Growth Fund*     Small-Cap Value   Large-Cap        Series***      Debenture Series      California     Securities Money
                  Series            Series                          Global Fund -         Connecticut    Market Fund ++
                  Alpha Series**    Growth &                        Income Series         Florida
                  International     Income Series                   High Yield Fund       Georgia
                  Series            Affiliated Fund                 Bond-Debenture        Hawaii
                  Mid-Cap                                           Fund                  Michigan
                  Value Fund                                        Limited Duration      Minnesota
                  Growth                                            U. S. Government      Missouri
                  Opportunities                                     Securities Series+    New Jersey
                  Fund                                              U. S. Government)     New York
                  Global Fund -                                     Securities Series+    Pennsylvania
                  Equity Series                                                           Texas
                                                                                          Washington



Finding the right mutual fund can be confusing. At Lord, Abbett & Co., we believe your investment professional provides value in helping you identify and understand your investment objectives and, ultimately, offering fund recommendations suitable for your individual needs.

This publication, when used as sales literature, is to be distributed only if preceded or accompanied by a current prospectus for the fund(s) covered by this report.

For more complete information about any Lord Abbett fund, including risks, charges and ongoing expenses, call your investment professional or Lord Abbett Distributor LLC at 800-874-3733 for a prospectus. Read it carefully before investing.

The Lord Abbett Family of Funds lets you access more than 30 portfolios designed to meet a variety of investment needs.

Diversification. You and your investment professional can diversify your investments between equity and income funds.

Flexibility. As your investment goals change, your investment professional can help you reallocate your portfolio.

You may reallocate assets among our funds at any time. Speak with your investment professional to help you customize your investment plan.

Numbers to Keep Handy
For Shareholder Account or Statement
Inquiries: 800-821-5129
For Literature Only: 800-874-3733
24-Hour Automated Shareholder
Service Line: 800-865-7582
Visit Our Web Site:
http://www.lordabbett.com

*** Lord Abbett Developing Growth Fund Class A, B and C will close to new investors on 9/30/99.

*** Lord Abbett Securities Trust - Alpha Series is a fund of funds investing in shares of Lord Abbett Developing Growth Fund, Lord Abbett Research Fund - Small-Cap Value Series and Lord Abbett Securities Trust International Series.

*** Lord Abbett Balanced Series is a fund of funds investing in shares of certain other Lord Abbett funds.

+ An investment in this Fund is neither insured nor guaranteed by the U. S. Government.

++ An investment in this Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. This Fund is managed to maintain and has maintained its stable $1.00 price per share.

[LOGO]

Lord Abbett mutual fund shares are distributed by:
LORD ABBETT DISTRIBUTOR LLC

LADG-3-699
 (9/99)